THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 116

         CALIFORNIA GROWTH & TREASURY SECURITIES TRUST, SERIES 1
         PENNSYLVANIA GROWTH & TREASURY SECURITIES TRUST, SERIES 2

      Supplement to the Prospectus dated March 16, 1995

   Notwithstanding anything to the contrary in the Prospectus, the minimum amount which an investor may purchase in either Trust for an Individual Retirement Account or other retirement plans is $250.

December 18, 1995